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                      SECOND AMENDMENT TO
          SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT



     This Second Amendment to the
Supplemental Executive Retirement Agreement made as of February 1, 1998) between American General Corporation, a Texas corporation (the "Company") and Robert M.
Devlin (the "Executive"), as first amended on April 30, 1998 (the "Agreement"), is made on May 1, 2000.

     1. Section 6.1 of the Agreement is
hereby amended by the addition of the
following sentence at the end of the
definition of Years of Service contained therein:

     "Notwithstanding the foregoing, if the
     Executive retires on or after the
     attainment of age 62, he shall be
     credited with twenty-eight (28) Years
     of Service."

     3. As amended by this Second Amendment,
the Agreement is hereby specifically
ratified and reaffirmed.

     IN WITNESS WHEREOF, the parties hereto
have executed this Second Amendment on May
1, 2000.



             AMERICAN GENERAL CORPORATION




             By__/S/ GARY D. REDDICK ________
             Name:  Gary D.Reddick
             Title: Executive Vice President



             __/S/ ROBERT M. DEVLIN__________
             Robert M. Devlin